UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2005

WORLD HEALTH ALTERNATIVES, INC.

(Exact name of registrant as specified in this charter)

Florida	333-84934	04-3613924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Penn Center Blvd., Suite 111, Pittsburgh, PA	15235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (412) 829-7800

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on March 29, 2005. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial Condition:

On March 29, 2005, World Health Alternatives, Inc. issued a press release reporting its results of operations during the year ended December 31, 2004. A copy of the press release is furnished as exhibit 99.1 of this report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press release dated March 29, 2005, reporting results of operations during the year ended December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ALTERNATIVES, INC.

By	/s/ Richard E. McDonald
Richard E. McDonald
President
Principal Financial Officer
Principal Accounting Officer
Chairman of the Board of Directors

Date: April 4, 2005

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Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 29, 2005, reporting results of operations during the year ended December 31, 2004.

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